UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2010

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33182	75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

On June 7, 2010, Heelys, Inc. (the “Company”) announced the appointment, effective immediately, of Mr. Craig D. Storey as the Company’s new Senior Vice President and Chief Financial Officer.

Mr. Storey, age 42, served as Chief Executive Officer and Chief Financial Officer of Sprig Toys, Inc., a preschool toy line manufacturer, from October 2007 to March 2010. From April 1995 to October 2007, he held several positions, most recently as the Chief Accounting Officer and U.S. Vice President of Finance and Operations from March 2002 to October 2007, of Radica Games, Ltd., a handheld electronic game manufacturer which was acquired by Mattel in October 2006.

A press release issued by the Company in connection with the foregoing is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits .

(d)                Exhibits.

99.1         Press Release of Heelys, Inc., dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heelys, Inc.

Date: June 7, 2010	By:	/s/ Thomas C. Hansen
Thomas C. Hansen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Heelys, Inc., dated June 7, 2010.